                                                                   Exhibit 10.61


                             THE PIONEER GROUP, INC.

                                CREDIT AGREEMENT

                                 AMENDMENT NO. 3

    This Agreement, dated as of August 14, 1997, is among The Pioneer Group, Inc., a Delaware corporation (the "Company"), certain of its subsidiaries listed on the signature pages hereto, the Lenders (as defined in the Credit Agreement referenced below) and BankBoston, N.A., f/k/a The First National Bank of Boston, as agent (the "Agent") for itself and the other Lenders. The parties agree as follows:

1. REFERENCE TO CREDIT AGREEMENT: DEFINITIONS. Reference is made to the Credit Agreement dated as of June 6, 1996, among the Company, certain of its subsidiaries, the Lenders and the Agent (as amended, modified and in effect prior to giving effect to this Agreement, the "Credit Agreement"). Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used herein with the meanings so defined. Except as the context otherwise explicitly requires, the capitalized terms "Section" and "Exhibit" refer to sections hereof and exhibits hereto.

2. AMENDMENTS TO CREDIT AGREEMENT. Subject to all of the terms and conditions hereof and in reliance upon the representations and warranties set forth in
Section 3, the Credit Agreement is amended as follows, effective upon the date (the "Amendment Date") that the conditions specified in Section 4 are satisfied, which conditions must be satisfied no later than August 25, 1997 or this Agreement shall be of no force or effect:

    a. AMENDMENT OF SECTION 1.44. Section 1.44 of the Credit Agreement is amended to read in its entirety as follows:

    "1.44. "COMPANY TOTAL DEBT" means, at any date, the following indebtedness of the Company and the Core Mutual Fund Subsidiaries (excluding the B Share
Loan):

    (a) Indebtedness in respect of borrowed money;

    (b) Indebtedness evidenced by notes, debentures or similar instruments;

    (c) Indebtedness in respect of Capitalized Leases;

    (d) Indebtedness in respect of the deferred purchase price of assets (other than normal trade accounts payable in the ordinary course of business);

    (e) Indebtedness in respect of mandatory redemption or dividend rights on capital stock (or other equity);

    (f) Indebtedness in respect of unfunded pension liabilities.

    (g) Indebtedness in respect of financial Guarantees (other than the OPIC Guarantee to the extent such OPIC Guarantee is financially insured under the Lloyds Policy) and letters of credit; and

    (h) Indebtedness calculated in accordance with GAAP in respect of tax deficiencies asserted in a notice of deficiency from the IRS issued pursuant to Section 6212 (or similar or successor provisions) of the Code.

    For purposes of this Section 1.44 only, "Indebtedness" shall be calculated on a Combined basis for the Company and the Core Mutual Fund Subsidiaries only, and the amount of any Guarantee under this Section 1.44 and the amount of Indebtedness resulting from such Guarantee shall be the stated or potential maximum amount for which the Company is or may be directly or indirectly liable."

    b. AMENDMENT OF SECTION 1.47. Section 1.47 of the Credit Agreement is amended to read in its entirety as follows:

        "1.47. "CONSOLIDATED FIXED CHARGES" means, for any period, the sum of:

            (a) the aggregate amount of interest, including payments in the nature of interest under Capitalized Leases, accrued by the Company or the Core Mutual Fund Subsidiaries (whether such interest is reflected as an item of expense or capitalized), or other interest in respect of other Indebtedness for which the Company or any Core Mutual Fund Subsidiary may be liable directly or as a Guarantor (but only to the extent of the Company's stated or potential maximum liability in respect of such Indebtedness), calculated in accordance with GAAP on a Combined basis for the Company and the Core Mutual Fund Subsidiaries only, pills

            (b) the aggregate amount of all required or mandatory scheduled payments, prepayments and sinking fund payments with respect to principal paid or accrued by the Company or any Core Mutual Fund Subsidiary in respect of Financing Debt other than the B Share Loan and the Revolving Loan,

            (c) only for periods after the B Share Conversion Date, the extent to which the prepayments on the B Share Term Loan required by Section
        4.3 exceed the B Share Collection Amount."

    c. AMENDMENT OF SECTION 1.52. Section 1.52 of the Credit Agreement is amended to read in its entirety as follows:

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

        "1.52. "CREDIT DOCUMENTS" means:

        (a) this Agreement and the Notes, each as from time to time in effect;

        (b) all financial statements, reports, notices and certificates delivered to any of the Lenders by the Company or any Subsidiary in connection herewith or therewith;

        (c) the Intercreditor Agreement, dated August 25, 1997, by and among the Company, the Agent on behalf of the Lenders and The Travelers Insurance Company, as amended and in effect from time to time; and

        (d) any other present or future agreement or instrument from time to time entered into among the Company or any Subsidiary on the one hand, and the Agent or all the Lenders, on the other hand, relating to, amending or modifying this Agreement or any other Credit Document referred to above or which is stated to be a Credit Document (including the separate letter agreement between the Company and the Agent relating to certain fees of the Agent), each as from time to time in effect."

    d. ADDITION OF SECTION 1.123A. A new Section 1.123A is added to the Credit Agreement immediately after Section 1.123 of the Credit Agreement to read in its entirety as follows:

        "1.123A. "SENIOR NOTE AGREEMENT" means the Note Agreement, dated August 25, 1997, between the Company and The Travelers Insurance Company, relating to the Senior Notes of the Company, as amended from time to time in accordance with Section 7.18."

    e. ADDITION OF SECTION 1.123B. A new Section 1.123B is added to the Credit Agreement immediately after Section 1.123A of the Credit Agreement to read in its entirety as follows:

        "1.123B. "SENIOR NOTES" means the 7.95% Senior Notes due 2004 of the Company, as amended from time to time in accordance with Section 7.18."

    f. AMENDMENT OF SECTION 4.2.3, Section 4.2.3 of the Credit Agreement is amended to read in its entirety as follows:

        "4.2.3. PREPAYMENT OF REVOLVING LOAN. Within five Banking Days after the consummation of any underwritten public offering or other sale of any equity interest in any of the Pioneer Goldfields Entities pursuant to
        Section 7.11.5, the Company shall apply to the prepayment of the Revolving Loan and the permanent reduction of the Maximum Amount of Revolving Credit an amount equal to the sum of (i) the product of (x) the ratio which the Maximum Amount of Revolving Credit in effect at such time bears to the sum of such Maximum Amount of Revolving Credit plus $20,000,000, multiplied by (y) an amount equal to fifty percent (50%) of the net cash proceeds received by the Company or any of its Subsidiaries in such offering or sale, plus (ii) an amount of cash equal to the aggregate amount of Senior Notes not so purchased pursuant to Section 7.11.5 of the Senior Note Agreement. For purposes of this Section 4.2.3, "net cash proceeds" shall reflect the deduction of any federal, state or local tax obligations which the Company or any Subsidiary may have as a result of such public offering or sale."

    g. AMENDMENT TO SECTION 7.6.2. Section 7.6.2 of the Credit Agreement is amended to read in its entirety as follows:

        "7.6.2. Indebtedness of the Company and each Subsidiary of the Company which is not a Core Mutual Fund Subsidiary, including Indebtedness in respect of the Senior Note Agreement, PROVIDED, that immediately before and after giving effect to the incurrence of such Indebtedness, no Default exists."

    h. ADDITION OF SECTION 7.7.3. A new Section 7.7.3 is added to the Credit Agreement immediately after Section 7.7.2 of the Credit Agreement to read in its entirety as follows:

        "7.7.3. Guarantees by the Core Mutual Fund Subsidiaries pursuant to
        Section 6 of the Senior Note Agreement."

    i. ADDITION OF SECTION 7.8.14. A new Section 7.8.14 is added to the Credit Agreement immediately after Section 7.8.13 to read in its entirety as follows:

        "7.8.14. The agreement by the Company and the Core Mutual Fund Subsidiaries contained in Section 7.8 of the Senior Note Agreement not to create, incur or enter into, or suffer to be created or incurred or to exist, any Lien other than as permitted in such Section 7.8."

    j. ADDITION OF SECTION 7.18. A new Section 7.18 is added to the Credit Agreement immediately after Section 7.17 of the Credit Agreement to read in its entirety as follows:

        "7.18 SENIOR NOTE AGREEMENT MATTERS.

            7.18.1. The Company will not, and will not permit any Subsidiary to, without the prior written consent of the Required Lenders, (i) voluntarily repay or prepay any Indebtedness outstanding under the Senior Note Agreement, (ii) consent to any amendment of the amount or date of any required repayment or prepayment of any Indebtedness outstanding under the Senior Note Agreement except for an amendment of any such date to a date on or after the earlier of (x) the date of such required repayment or prepayment as in effect prior to such amendment and (y) the ninety-first day after the termination of this Agreement.

               7.18.2. The Company will not, and will not permit any Subsidiary to, enter into any amendment, modification or supplement to the Senior Note Agreement that contains conditions, covenants or events of default that are more burdensome or restrictive to the Company or such Subsidiary than those contained in the Senior Note Agreement are to the Company on the date hereof."

        k. AMENDMENT TO EXHIBIT 1.126. Exhibit 1.126 of the Credit Agreement is amended to read in its entirety as set forth on Exhibit 1.126 hereto.

    3. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders to enter into this Agreement, the Company represents and warrants to each of the Lenders that:

        a. LEGAL EXISTENCE, ORGANIZATION. Each of the Company and its Subsidiaries is duly organized and validly existing and in good standing under the laws of the jurisdiction of its incorporation, with all power and authority, corporate or otherwise, necessary to (a) enter into and perform this Agreement, the Amended Credit Agreement and each other Credit Document to which it is party and (b) own its properties and carry on the business now conducted or proposed to be conducted by it. Each of the Company and its subsidiaries has taken, or shall have taken on or prior to the Amendment Date, all corporate or other action required to make the provisions of this Agreement, the Amended Credit Agreement and each other Credit Document to which it is party the valid and enforceable obligations they purport to be.

        b. ENFORCEABILITY. The Company and each of its Subsidiaries which are signatories hereto have duly executed and delivered this Agreement. Each of this Agreement and the Amended Credit Agreement is the legal, valid and binding obligation of the Company and such Subsidiaries and is enforceable in accordance with its terms.

        c. NO LEGAL OBSTACLE TO AGREEMENTS. Neither the execution, delivery or performance of this Agreement, nor the performance of the Amended Credit Agreement, nor the consummation of any other transaction referred to in or contemplated by this Agreement, nor the fulfillment of the terms hereof or thereof, has constituted or resulted in or will constitute or result in:

        (1) any breach or termination of the provisions of any agreement, instrument, deed or lease to which the Company or any Subsidiary is a party or by which it is bound, or of the Charter or By-laws of the Company or any Subsidiary;

        (2) the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company or any Subsidiary;

        (3) the creation under any agreement, instrument, deed or lease of any Lien upon any of the assets of the Company or any Subsidiary; or

        (4) any redemption, retirement or other repurchase obligation of the Company or any Subsidiary under any Charter, By-law, agreement, instrument, deed or lease.

No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by the Company or any Subsidiary in connection with the execution, delivery and performance of this Agreement or the performance of the Amended Credit Agreement, or the consummation of the transactions contemplated hereby or thereby.

    d. NO DEFAULT. Immediately before and after giving effect to the amendments set forth in Section 2, no Default will exist.

    e. INCORPORATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Section 8 of the Credit Agreement are true and correct on the date hereof as if originally made on and as of the date hereof (except to the extent any representation or warranty refers to a specific earlier date).

4. CONDITIONS. The effectiveness of this Agreement shall be subject to the satisfaction of the following conditions:

    a. OFFICER'S CERTIFICATE. The representations and warranties contained in
Section 3 shall be true and correct as of the Amendment Date with the same force and effect as though originally made on and as of such date; no Default shall exist on the Amendment Date prior to or immediately after giving effect to this Agreement; as of the Amendment Date, no Material Adverse Change shall have occurred; and the Company shall have furnished to the Agent on the Amendment Date a certificate to these effects, in substantially the form of Exhibit 4.1, signed by an Executive Officer or a Financial Officer.

    b. PROPER PROCEEDINGS. All proper corporate proceedings shall have been taken by each of the Company and the Subsidiaries to authorize this Agreement, the Amended Credit Agreement and the transactions contemplated hereby and thereby. The Agent shall have received copies of all documents, including records of corporate proceedings which the Agent may have requested in connection therewith, such documents, where appropriate, to be certified by proper corporate or governmental authorities.

    c. EXECUTION BY LENDERS. Each of the Lenders shall have executed and delivered this Agreement to the Company.

5. FURTHER ASSURANCES. Each of the Company and the Subsidiaries will, promptly upon request of the Agent from time to time, execute, acknowledge and deliver, and file and record, all such instruments and notices, and take all such action, as the Agent deems necessary or advisable to carry out the intent and purposes of this Agreement.

6. GENERAL. The Amended Credit Agreement and all of the other Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Note. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (OTHER THAN THE CONFLICT OF LAWS RULES) OF THE COMMONWEALTH OF MASSACHUSETTS.

Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

THE PIONEER GROUP, INC.                  PIONEERING SERVICES CORP.

By: /s/                                  By: /s/
   -----------------------------            ---------------------------------
   Title:                                   Title:

60 State Street                            60 State Street
Boston, Massachusetts 02109-1820           Boston, Massachusetts 02109-1820

PIONEERING MANAGEMENT
CORPORATION

By: /s/
   -----------------------------
    Title:

60 State Street
Boston, Massachusetts 02109-1820

PIONEERING MANAGEMENT (IRELAND) LTD.

By: /s/
   -----------------------------
    Title:

60 State Street
Boston, Massachusetts 02109-1820

PIONEER FUNDS DISTRIBUTOR, INC.

By: /s/
   -----------------------------
    Title:

60 State Street
Boston, Massachusetts 02109-1820

                                         BANKBOSTON, N.A.

                                         By: /s/
                                            -----------------------------
                                             Title:  Vice President

                                         Financial Institutions Division
                                         100 Federal Street - 15th Floor
                                         Boston, Massachusetts 02110
                                         Telecopy:  (617) 434-1537
                                         Telex:  940581

                                         THE BANK OF NEW YORK

                                         By: /s/
                                            -----------------------------
                                             Title:

                                         One Wall Street, OWS-1
                                         Securities Industry Division
                                         New York, NY  10286
                                         Telecopy:  (212) 809-9566
                                         Telex:

                                         SOCIETE GENERALE

                                         By: /s/
                                            -----------------------------
                                             Title:

                                         1221 Avenue of the Americas
                                         New York, New York 10020
                                         Telecopy:  (212) 278-7153

                                         STATE STREET BANK & TRUST COMPANY

                                         By: /s/
                                            -----------------------------
                                             Title:

                                         225 Franklin Street, 8th Floor
                                         Asset-Based Finance
                                         Boston, MA  02110
                                         Telecopy:  (617) 338-4041

                                         BANQUE NATIONALE DE PARIS

                                         By: /s/
                                            -----------------------------
                                             Title:

                                         499 Park Avenue, 7th Floor
                                         New York, 10022
                                         Telecopy:  (212) 415-9707

                                         MELLON BANK, N.A.

                                         By: /s/
                                            -----------------------------
                                             Title:

                                         One Mellon Bank Center
                                         Mail Code:  1510270
                                         Pittsburgh, PA  15258
                                         Telecopy:  (412) 234-8087

                 QUARTERLY "B" SHARE BORROWING BASE CALCULATION

                       TOTAL ESTIMATED COLLECTIBLE AMOUNT

1. Calculate the Average Asset Under Management (AAUM) by averaging the prior six months daily net asset values by Fund

2.  Eight Year Projection of Assets Under Management by Quarterly Bucket

    a. Calculate the six month average redemption rate by dividing the total dollars redeemed over the prior six months by the AAUM calculated in (1) above

    b. Reduce the Assets Under Management calculated in (1) by the calculated redemption rate (2.a.) to determine the projected AUM each year

3.  Projected Annual Collection of CDSC (backend sales charge)

    a. Calculate the historical six month redemptions charged a CDSC and use this to determine the percentage of assets redeemed in (2.b.) which are subject to a backend charge vs. those which are not

    b. Apply the percentage (calculated in 3.a.) to each of the quarterly buckets to determine the total assets redeemed each year.

    c. Apply the applicable CDSC rate (from Pioneer's sales fee schedule) to the redemptions calculated in (3.b.) to determine the total collectible CDSC amount

4.  Projected Collection of Asset Based Sales Charges (ABSC)

    a.  Multiply 75 bpts each year to the projected AUM calculated in 2 above

5. Sum Projected CDSC and ABSC collections in 3 and 4 above for the eight year period to determine the total collectible amount

6. Subtract from the total collectible amount in (5) the product of (i) the percentage which the aggregate amount of Senior Notes outstanding comprises of the sum of (x) the aggregate amount of Senior Notes outstanding plus (y) the aggregate amount of the B Share an and Revolving Loan outstanding, multiplied by (ii) the aggregate amount of the B Share Loan outstanding, to determine the Total Estimated Collectible Amount.

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

7. Determine the Net Dealer Advances adjusted for ABSCs collected at original cost for sales prior to the loan agreement.

8. Compare the Total Estimated Collectible Amount in (6) to the net dealer advances in (7) to determine the coverage ratio

                              OFFICER'S CERTIFICATE

    Pursuant to Section 4.1 of Amendment No. 3 to Credit Agreement dated as of August __ 1997 (the "Amendment") among The Pioneer Group, Inc., a Delaware corporation (the "Company"), certain of its subsidiaries signatories thereto, the Lenders and BankBoston, N.A., f/k/a The First National Bank of Boston, as agent (the "Agent") for itself and the other Lenders, which amends the Credit Agreement dated as of June 6, 1996 (as amended, modified and in effect prior to giving effect to the Amendment, the "Credit Agreement"), among the Company, certain of its subsidiaries signatories thereto, the Lenders and the Agent, the Company hereby certifies that the representations and warranties contained in
Section 3 of the Amendment are true and correct on and as of the Amendment Date with the same force and effect as though originally made on and as of the Amendment Date; no Default exists on the Amendment Date or will exist immediately after giving effect to the Amendment; and as of the Amendment Date, no Material Adverse Change has occurred.

    Terms defined in the Amendment and not otherwise defined herein are used herein with the meanings so defined.

    This certificate has been executed by a duly authorized Executive Officer or Financial Officer this ____ day of August, 1997.


                                    THE PIONEER GROUP, INC.



                                    By:________________________________
                                       Name:
                                       Title:

                             INTERCREDITOR AGREEMENT

    INTERCREDITOR AGREEMENT dated as of August 14, 1997 between: (x) the institutional investor listed first on the Signature Pages hereof (herein, together with the holders from time to time of the Senior Notes referred to below, the "SENIOR NOTEHOLDERS"), and (y) the lenders (including the agent bank) listed on the Signature Pages hereof (herein, together with any other institution which may become a lender under the Credit Agreement referred to below, the "BANKS").

    WHEREAS, the Senior Noteholder listed on the Signature Pages hereof proposes to purchase 7.95% Senior Notes due 2004 (the "SENIOR NOTES") of The Pioneer Group, Inc. (the "Company"), issued in an aggregate original principal amount of $20,000,000 pursuant to the Note Agreement dated as of August 14, 1997 (as hereafter amended, modified or supplemented from time to time, the "NOTE AGREEMENT") entered into by such Senior Noteholder with the Company and certain of its Subsidiaries designated therein as Guarantors;

    WHEREAS, the Company is a party to the Credit Agreement dated as of June 6, 1996 among the Company, certain of its Subsidiaries which are signatories thereto, including Subsidiaries designated therein as Borrower Subsidiaries or Guarantors, each Bank and the Agent (as amended, modified or supplemented and in effect from time to time, the "CREDIT AGREEMENT"), pursuant to which certain revolving credit and term loan facilities have been made available to the Company and said Borrower Subsidiaries;

    WHEREAS, pursuant to the Note Agreement the existing Subsidiaries of the Company designated as Guarantors therein have jointly and severally guaranteed the payment of all obligations of the Company under the Note Agreement and the Senior Notes and all other Credit Obligations referred to in the Note Agreement and certain other Subsidiaries may hereafter guarantee such obligations by joining the Note Agreement pursuant to Section 9.6 thereof (such existing and future guarantees are collectively the "SENIOR NOTE GUARANTEES"), and pursuant to the Credit Agreement the Company and said Subsidiaries also have jointly and severally guaranteed the payment of all obligations of the Company and said Borrower Subsidiaries in respect of such revolving credit and term loan facilities and all other Credit Obligations referred to in the Credit Agreement and certain other Subsidiaries may hereafter guarantee such obligations by joining the Credit Agreement pursuant to Section 6.9 thereof (such existing and future guarantees are collectively the "CREDIT AGREEMENT GUARANTEES"); and

    WHEREAS, it is a condition precedent to the purchase of the Senior Notes under the Note Agreement that the Banks enter into this Agreement; and

    NOW, THEREFORE, the parties hereto agree as follows:

    1. DEFINED TERMS. The following terms shall have the following respective meanings:

    "BANKS" has the meaning specified in the Introduction hereof.

    "COMPANY" has the meaning specified in the first "Whereas" hereof.

    "CREDIT AGREEMENT" has the meaning specified in the second "Whereas" hereof.

    "CREDIT AGREEMENT GUARANTEES" has the meaning specified in the third "Whereas" hereof.

    "CREDIT AGREEMENT OBLIGATIONS" means the Credit Obligations as defined in the Credit Agreement.

    "EXPOSURE PERCENTAGE" means, with respect to any Senior Noteholder or Bank at any particular time, the result of dividing (i) the sum of the aggregate principal amount of all Senior Obligations then outstanding and held by such Senior Noteholder or Bank plus accrued interest then due and payable in respect of such aggregate principal amount by (ii) the sum of the aggregate principal amount of all Senior Obligations then outstanding plus all accrued interest then due and payable in respect thereof as aforesaid.

    "GUARANTOR" means any Guarantor under the Note Agreement and any Guarantor under the Credit Agreement.

    "GUARANTOR'S OBLIGATIONS" means, as to any Guarantor, the obligations of such Guarantor with respect to principal and interest under the Senior Note Guarantees and the Credit Agreement Guarantees.

    "NOTE AGREEMENT" has the meaning specified in the first "Whereas" hereof.

    "PERSON" means and includes an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

    "REQUIRED HOLDERS" means the holders of at least 66-2/3% in aggregate principal amount of the outstanding Senior Notes.

    "REQUIRED LENDERS" has the meaning specified in the Credit Agreement.

    "SENIOR NOTE GUARANTEES" has the meaning specified in the third "Whereas" hereof.

    "SENIOR NOTEHOLDERS" has the meaning specified in the Introduction hereof.

    "SENIOR NOTE OBLIGATIONS" means the Credit Agreement Obligations as defined in the Note Agreement.

    "SENIOR OBLIGATIONS" means the Senior Note Obligations and the Credit Agreement Obligations.

    2. PARI PASSU NATURE OF GUARANTOR'S OBLIGATIONS. The Senior Noteholders and the Banks acknowledge and agree that they intend that all Guarantor's Obligations will rank PARI PASSU in right of payment (including without limitation equal in seniority) to each other, notwithstanding any claim or proceeding relating to or affecting any Guarantor asserted by or on behalf of the Company or such Guarantor, the bankruptcy estate of such Guarantor, the Banks, the Senior Noteholders or any of their respective successors or assigns under any law relating to bankruptcy, insolvency, reorganization or fraudulent conveyance and without regard to any differences between the consideration received or other benefits, if any, respectively derived by such Guarantor from or in exchange for its Senior Note Guarantee and its Credit Agreement Guarantee and from or in exchange for the incurrence of the Guarantor's Obligations of such Guarantor. In furtherance of the foregoing, the Senior Noteholders and the Banks acknowledge and agree that they shall not assert or in any way claim that a Guarantor did not derive equal and ratable benefits from and in exchange for its Senior Note Guarantee and its Credit Agreement Guarantee.

    3. PRO RATA SHARING OF CERTAIN PAYMENTS.

    (a) In the event that, at any time after the commencement and continuance (or within the applicable preference period in a bankruptcy case) of any such claim or proceeding referred to in Section 2 above relating to the Company or any Guarantor, any holder of Senior Obligations realizes any amount in any manner inconsistent with the intent expressed in Section 2 above, including without limitation by the exercise of the right of setoff or banker's lien in respect of any account or against any other asset maintained by the Company or any Guarantor in respect of any Senior Obligations, then, subject to the limitations of subsection (b) below: (i) such holder of Senior Obligations (the "PURCHASING HOLDER") shall purchase (for cash or, if any such consideration realized is other than cash, then at the Purchasing Holder's option, such other consideration or cash equivalent to the fair market value of such consideration) without recourse or warranty, from each other holder of Senior Obligations, an interest in all of the Senior Obligations held by such other holder in an aggregate amount equal to the amount so realized by the Purchasing Holder multiplied by such other holder's Exposure Percentage before giving effect to such realized amount and (ii) such other adjustments shall be made from time to time as shall be equitable to ensure that all holders of Senior Obligations share such payment ratably; provided that if all or any portion of the amount so realized is thereafter recovered from the Purchasing Holder, such purchase from each other holder of Senior Obligations shall be rescinded and the purchase price restored (pro rata, based on each holder's Exposure Percentage immediately before the purchase was made) to the extent of such recovery, but without interest. For purposes of this Section all amounts realized by a Purchasing Holder in respect of the Senior Obligations at any time prior to the payment in full of all Senior Obligations held by such Purchasing Holder shall be deemed to be applied by such Purchasing Holder to such Senior Obligations.

    (b) No Purchasing Holder shall be obligated to purchase any interest in the Senior Obligations held by any other holder of Senior Obligations if such other holder's willful misconduct (unrelated to questions of consideration or benefits as described in subsection (a) above) is determined in the applicable proceeding to be the basis for avoidance or subordination, in whole or in part, of such other holder's Senior Obligations.

    4. AMENDMENT OR WAIVER OF THIS AGREEMENT. None of the terms and conditions of this Agreement may be amended or waived in any manner whatsoever unless in writing duly signed by the Required Holders and the Required Banks.

    5. TERMINATION. This Agreement shall terminate on the date upon which either one of the following conditions is satisfied: (a) all Senior Note Obligations have been indefeasibly paid in full, or (b) all commitments to lend under the Credit Agreement have been terminated and all Credit Agreement Obligations have been indefeasibly paid in full.

    6. INTERCREDITOR AGREEMENT CONTROLS. If any provision of this Agreement shall be inconsistent with, or contrary to, any provision in the Note Agreement, the Credit Agreement, any instrument evidencing any Senior Note Obligation or any Credit Agreement Obligation, any Senior Note Guarantee or any Credit Agreement Guarantee, the provision in this Agreement shall be controlling and shall supersede such inconsistent provision to the extent necessary to give full effect to all provisions contained in this Agreement.

    7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

    8. NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be given to the parties hereto at the following addresses (or at such other address as any party, including any subsequent holder from time to time of the Senior Notes or any subsequent agent under the Credit Agreement, may hereafter designate by notice to the other parties hereto at the time)

    SENIOR NOTEHOLDER:

        The Travelers Insurance Company
        One Tower Square
        Hartford, CT 06183-2030
        Attention:  Securities Department Private Placements
                    Telecopy: 860-954-5243

    BANKS:

        BankBoston, N.A.
        Financial Institutions Division
        100 Federal Street - 15th Floor
        Boston, Massachusetts 02110
        Telecopy:  617-434-1537

        The Bank of New York
        One Wall Street, OWS-l
        Securities Industry Division
        New York, New York 10286
        Telecopy:  212-809-9566

        Societe Generale
        1221 Avenue of the Americas
        New York, New York 10020
        Telecopy:  212-278-7153

        State Street Bank & Trust Company
        225 Franklin Street, 8th Floor
        Asst-Based Finance
        Boston, Massachusetts 02110
        Telecopy:  617-338-4041

        Banque Nationale de Paris
        499 Park Avenue, 7th Floor
        New York, New York 10022
        Telecopy:  212-415-9707

        Mellon Bank, N.A.
        One Mellon Bank Center
        Mail Code: 1510370
        Pittsburgh, Pennsylvania 15258
        Telecopy:  412-234-8087

    9. FURTHER ASSURANCES. Each of the parties hereto agrees to execute and deliver all such further documents and instruments and to use its best efforts to take all such further action as may be reasonably necessary or advisable to implement and give effect to the transactions contemplated hereby.

    10. MISCELLANEOUS.

    (a) This Agreement shall be binding upon the parties and the holders from time to time of any Senior Obligations and shall inure to the benefit of and be enforceable by the successors and assigns of the parties hereto. The rights and obligations of any Bank or Senior Noteholder under this Agreement shall be assigned automatically, without the need for the execution of any document or any other action, to (and the term "Bank" or "Senior Noteholder" as used in this Agreement shall include) any assignee, transferee or successor of such Bank or Senior Noteholder under the Credit Agreement or the Note Agreement, as the case may be, in accordance with the terms of and upon the effectiveness of an assignment pursuant to the Credit Agreement or a transfer of Notes pursuant to
Section 12.2 of the Note Agreement, as the case may be, and any such assignee, transferee or successor shall automatically become a party to this Agreement. If required by any party to this Agreement, such assignee, transferee or successor shall execute and deliver to the other parties to this Agreement a written confirmation of its assumption of the obligations of the assignor or transferor hereunder. Each of the Banks and the Senior Noteholder listed on the Signature Pages hereof agrees that it shall deliver a complete copy of this Agreement to any potential assignee, transferee or successor of such Bank or Senior Noteholder prior to the execution of any such assignment or transfer.

    (b) The headings in this Agreement are for purposes of reference only and shall not limit or expand the meaning hereof.

    (c) The provisions of this Agreement are intended solely for the purposes of defining the rights of the holders of Senior Obligations relative to one another. Nothing contained in this Agreement is intended to or shall impair, as between the Guarantors and their respective creditors, the unconditional and absolute obligations of the Guarantors under the Senior Note Guarantees and the Credit Agreement Guarantees as and when the same shall become due and payable; nor shall anything herein prevent any holder of Senior Obligations from accepting any payment with respect to such Senior Obligations or exercising all remedies permitted by applicable law upon any event of default in respect thereof.

    (d) Agreement shall be interpreted in such a way as to be fully effective and valid under applicable law. If any provision of this Agreement shall be held or deemed to be or shall in fact be inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstance shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatever. Upon the determination that any term or other provision of this Agreement is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the maximum extent possible.

    11. COUNTERPARTS. This Agreement may be executed in as many counterparts as the parties hereto may deem necessary or convenient and by different parties on separate counterparts, and each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute but one and the same agreement.

    IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.


                                     SENIOR NOTEHOLDER:

                                     THE TRAVELERS INSURANCE COMPANY

                                     By:
                                        ------------------------------------
                                        Title:

                                     BANKS:

                                     BANKBOSTON, N.A.

                                     By:
                                        ------------------------------------
                                        Title:

                                     THE BANK OF NEW YORK

                                     By:
                                        ------------------------------------
                                        Title:

                                     SOCIETE GENERALE

                                     By:
                                        ------------------------------------
                                        Title:

                                     STATE STREET BANK & TRUST COMPANY

                                     By:
                                        ------------------------------------
                                        Title:

                                     BANQUE NATIONALE DE PARIS

                                     By:
                                        ------------------------------------
                                        Title:

                                     MELLON BANK, N.A.

                                     By:
                                        ------------------------------------
                                        Title:


ACKNOWLEDGED:

THE PIONEER GROUP, INC.

By:_________________________
    Title:

gratm/barri/719.78.100/credit.wpf